Supplement dated May 2, 2017
to the Prospectus of the following fund:
Fund	Prospectus
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Emerging Markets Bond Fund	5/1/2017
Effective immediately, the list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund" section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jim Carlen, CFA	Senior Portfolio Manager	Lead manager	2012
Christopher Cooke	Deputy Portfolio Manager	Co-manager	May 2017
The rest of the section remains the same.
Effective immediately, the information about the portfolio managers under the caption “Portfolio Managers” in the “More Information About the Fund" section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jim Carlen, CFA	Senior Portfolio Manager	Lead manager	2012
Christopher Cooke	Deputy Portfolio Manager	Co-manager	May 2017
Mr. Carlen joined the Investment Manager in 1996. Mr. Carlen began his investment career in 1996 and earned an M.S. from Georgetown University.
Mr. Cooke joined Threadneedle, a Participating Affiliate, in 2008. Prior to becoming Deputy Portfolio Manager in 2017, Mr. Cooke served as a portfolio analyst since 2013 and, prior to that, served as a graduate trainee and business analyst. Mr. Cooke began his investment career in 2008 and earned a BSc in computer science and artificial intelligence from the Aberystwyth University (Wales).
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6536-3 A (5/17)